T. Rowe Price International Value Equity Fund

Supplement to Prospectus Dated March 1, 2019

Effective July 1, 2019, Colin McQueen will replace Sebastien Mallet as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective July 1, 2019, Colin McQueen will replace Sebastien Mallet as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. McQueen joined T. Rowe Price International in 2019.

On page 8, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 1, 2019, Colin McQueen will replace Sebastien Mallet as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. McQueen joined the Firm in 2019 and his investment experience dates from 1990. Prior to joining the Firm, he served as Head of the Global Value team at Sanlam Investments (Pty) Ltd (formerly Sanlam FOUR Investments UK Limited), where he also had portfolio management responsibilities for two global value funds.

The date of this supplement is May 28, 2019.

F127-041 5/28/19